                                                                     Exhibit 4.2
                     INTERNATIONAL LEASE FINANCE CORPORATION
                                    ILFC NOTE
                                 (FLOATING RATE)

REGISTERED                                                            REGISTERED


NO. FLR-

CUSIP-

If this Security is registered in the name of The Depository Trust Company (the "Depositary") (55 Water Street, New York, New York) or its nominee, this Security may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary unless and until this Security is exchanged in whole or in part for Debt Securities in definitive form. Unless this certificate is presented by an authorized representative of the Depositary to the Company or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of the Depositary and any payment is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

REQUIRED TERMS

DESIGNATION:

PRINCIPAL AMOUNT:

ISSUE PRICE:

ORIGINAL ISSUE DATE:

STATED MATURITY:

INTEREST RATE BASIS OR BASES:

INITIAL INTEREST RATE:

INTEREST PAYMENT DATES:

INTEREST RATE RESET PERIOD:

INDEX MATURITY:

PRESET TERMS

INTEREST RESET DATES:

INTEREST DETERMINATION DATES:

CALCULATION DATES:

REGULAR RECORD DATES:



OPTIONAL TERMS

SPREAD:

SPREAD MULTIPLIER:  %

MAXIMUM INTEREST RATE:

MINIMUM INTEREST RATE:

OVERDUE RATE:

REDEEMABLE ON OR AFTER:

OPTIONAL REPAYMENT DATE:

FIXED INTEREST RATE:

FIXED RATE COMMENCEMENT DATE:

REPURCHASE PRICE (for Discount Securities):

SURVIVOR'S OPTION:

         Annual Put Limitation:

         Individual Put Limitation:

OTHER PROVISIONS:

         INTERNATIONAL LEASE FINANCE CORPORATION, a California corporation (hereinafter called the "Company," which term includes any successor corporation under the Indenture, as hereinafter defined), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum set forth above at Stated Maturity shown above and to pay interest thereon from the Original Issue Date shown above or from the most recent Interest Payment Date (as hereinafter defined) to which interest has been paid or duly provided for, in arrears on the Interest Payment Dates set forth above ("Interest Payment Dates"), until the principal hereof is paid or made available for payment, and on Stated Maturity, commencing with the Interest Payment Date next succeeding the Original Issue Date, at the rate per annum determined in accordance with the provisions below, depending on the Interest Rate Basis or Bases specified above. Interest will be payable on each Interest Payment Date and at Stated Maturity or upon redemption or optional repayment. Interest will be payable to the Holder at the close of business on the Regular Record Date which, unless otherwise specified above, shall be the fifteenth calendar day (whether or not a Business Day (as defined below)) immediately preceding the related Interest Payment Date; provided, however, that interest payable at Stated Maturity or upon redemption or optional repayment will be payable to the person to whom principal is payable and (to the extent that the payment of such interest shall be legally enforceable) at the Overdue Rate, if any, per annum set forth above on any overdue principal and premium and on any overdue installment of interest. If the Original Issue Date is between a Regular Record Date and the next succeeding Interest Payment Date, the first payment of interest hereon will be made on the Interest Payment Date following the next succeeding Regular Record Date to the Holder on such next Regular Record Date.

         Payment of the principal, and premium, if any, and interest payable at Stated Maturity or upon redemption or optional repayment of this Security will be made in immediately available funds at the corporate trust office or agency of the Trustee in New York, New York, provided that this Security is presented to the Trustee in time for the Trustee to make such payments in such funds in accordance with its normal procedures. Interest (other than interest payable at Stated Maturity or upon redemption or optional repayment) will be paid to the Depositary or its nominee, if it is the registered Holder of this Security, by wire transfer to an account maintained by such Holder with a bank located in the United States.

         This Security is one of a duly authorized issue of ILFC Notes of the Company (herein called the "Securities"), issued and to be issued under an Indenture dated as of November 1, 2000 (herein called the "Indenture") between the Company and The Bank of New York, as trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), as amended, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitation of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof. The Securities of this series may be issued from time to time at varying maturities, interest rates and other terms as may be designated with respect to a Security.

         After the completion of the issuance for which this Security is a part, the Company may, from time to time, reopen such issuance and issue additional Securities with the same terms (including maturity and interest payment terms) as this Security. After such additional Securities are issued, they will be fungible with this Security.

         The interest rate borne by this Security shall be determined as follows:

- Unless this Security is designated as a "Floating Rate/Fixed Rate Note," an "Inverse Floating Rate Note" or as having an Addendum attached, this Security shall be designated as a "Regular Floating Rate Note" and, except as described below or as specified on the face hereof, bear interest at the rate determined by reference to the Interest Rate Basis or Bases specified on the face hereof (a) plus or minus any Spread specified on the face hereof and/or (b) multiplied by any Spread Multiplier specified on the face hereof. Commencing on the first Interest Reset Date (as defined below), the rate at which interest on a Regular Floating Rate Note shall be payable shall be reset as of each Interest Reset Date; provided, however, that the interest rate in effect for the period from the Original Issue Date to the first Interest Reset Date shall be the Initial Interest Rate specified on the face hereof.

- If this Security is designated as a "Floating Rate/Fixed Rate Note," then, except as described below or as specified on the face hereof, this Security shall bear interest at the rate determined by reference to the Interest Rate Basis or Bases specified on the face hereof (a) plus or minus any Spread specified on the face hereof and/or (b) multiplied by any Spread Multiplier specified on the face hereof. Commencing on the first Interest Reset Date, the rate at which interest on a Floating Rate/Fixed Rate Note shall be payable shall be reset as of each Interest Reset Date; provided, however, that the interest rate in effect for the period from the Original Issue Date to the first Interest Reset Date shall be the Initial Interest Rate specified on the face hereof and the interest rate in effect commencing on the Fixed Rate Commencement Date specified on the face hereof to Stated Maturity shall be the Fixed Interest Rate, if such rate is specified on the face hereof or, if no such Fixed Interest Rate is so specified, the interest rate in effect hereon on the day immediately preceding the Fixed Rate Commencement Date.

- If this Security is designated as an "Inverse Floating Rate Note," then, except as described below or as specified on the face hereof, this Security shall bear interest equal to the Fixed Interest Rate specified on the face hereof minus the rate determined by reference to the Interest Rate Basis or Bases specified on the face hereof (a) plus or minus any Spread specified on the face hereof and/or (b) multiplied by any Spread Multiplier specified on the face hereof; provided, however, that, unless otherwise specified on the face hereof, the interest rate hereon shall not be less than zero during any Interest Rate Reset Period (as defined below). Commencing on the first Interest Reset Date, the rate at which interest on an Inverse Floating Rate Note is payable shall be reset as of each Interest Reset Date; provided, however, that the interest rate in effect for the period from the Original Issue Date to the first Interest Reset Date shall be the Initial Interest Rate specified on the face hereof.

         Notwithstanding the foregoing, if this Security is designated as having an Addendum attached as specified on the face hereof, this Security shall bear interest in accordance with the terms described in such Addendum and as specified on the face hereof.

         Except as set forth above or as specified on the face hereof, the interest rate in effect on each day shall be (1) if such day is an Interest Reset Date, the interest rate determined as of the Interest Determination Date (as defined below) immediately preceding such Interest Reset Date or (2) if such day is not an Interest Reset Date, the interest rate determined as of the Interest Determination Date immediately preceding the most recent Interest Reset Date.

         Unless otherwise specified on the face hereof:

         (1) The "Interest Reset Date" shall be, if the Interest Rate Reset Period specified on the face hereof is (i) daily, each Business Day;
         (ii) weekly, the Wednesday of each week (except if the applicable Interest Rate Basis is the Treasury Rate which shall reset on the Tuesday of each week); (iii) monthly, the third Wednesday of each month (except if the applicable Interest Rate Basis is the Eleventh District Cost of Funds Rate which shall reset on the first calendar day of the month); (iv) quarterly, the third Wednesday of March, June, September and December of each year, (v) semiannually, the third Wednesday of the two months specified on the face hereof; and (vi) annually, the third Wednesday of the month specified on the face hereof. If any Interest Reset Date would otherwise be a day that is not a Business Day, such Interest Reset Date shall be postponed to the next succeeding day that is a Business Day, unless LIBOR is an applicable Interest Rate Basis, in which case, if such Business Day falls in the next succeeding calendar month, such Interest Reset Date shall be the immediately preceding Business Day.

         (2) The "Interest Determination Date" with respect this Security shall be: (i) if the applicable Interest Rate Basis is the CD Rate or the CMT Rate, the second Business Day immediately preceding the applicable Interest Reset Date; (ii) if the applicable Interest Rate Basis is the Commercial Paper Rate, the Federal Funds Rate or the Prime Rate, the Business Day immediately preceding the applicable Interest Reset Date; (iii) if the applicable Interest Rate Basis is the Eleventh District Cost of Funds Rate, the last working day of the month immediately preceding the applicable Interest Reset Date on which the Federal Home Loan Bank of San Francisco publishes the Index (as defined below); (iv) if the applicable Interest Rate Basis is LIBOR, the second London Business Day (as defined below) immediately preceding the applicable Interest Reset Date and (v) if the applicable Interest Rate Basis is the Treasury Rate, the day in the week in which the applicable Interest Reset Date falls on which day Treasury Bills (as defined below) are normally auctioned; provided, however, that if an auction is held on the Friday of the week preceding the applicable Interest Reset Date, the Interest Determination Date will be such preceding Friday. If the interest rate on this Security is determined by reference to two or more Interest Rate Bases, the Interest Determination Date shall be the second Business Day prior to the applicable Interest Reset Date for this Security on which each Interest Rate Basis is determinable. Each Interest Rate Basis will be determined on such date, and the applicable interest rate will take effect on the applicable Interest Reset Date.

         (3) The "Calculation Date," if applicable, pertaining to any Interest Determination Date will be the earlier of (1) the tenth calendar day after such Interest Determination Date, or, if such day is not a Business Day, the next succeeding Business Day or (2) the Business Day immediately preceding the applicable Interest Payment Date or Stated Maturity, as the case may be.

         Unless otherwise specified on the face hereof, the interest rate with respect to each Interest Rate Basis shall be determined in accordance with the following provisions:

Determination of CD Rate

         If the Interest Rate Basis with respect to this Security is the CD Rate, such rate shall be determined by the Calculation Agent appointed as agent by the Company to calculate the rates of interest applicable to securities including this Security (the "Calculation Agent") in accordance with the following provisions:

         "CD Rate" means the rate on the date for negotiable certificates of deposit having the Index Maturity specified on the face hereof as published by the Board of Governors of the Federal Reserve System in "H.15(519)" (as defined below), under the heading "CDs (Secondary Market)."

         The Interest Determination Date relating to a CD Rate Note or any Floating Rate Note for which the interest rate is determined with reference to the CD Rate is referred to herein as a "CD Rate Interest Determination Date."

         The following procedures will be followed if the CD Rate cannot be determined as described above:

- If the rate is not published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on the CD Rate Interest Determination Date for negotiable certificates of deposit of the Index Maturity specified on the face hereof as published in H.15 Daily Update (as defined below) or the other recognized electronic source used for the purpose of displaying the rate under the caption "CDs (secondary market)" will apply.

- If the rate is not yet published in either H.15(519), H.15 Daily Update or other recognized electronic source by 3:00 P.M., New York City time on the related Calculation Date, the CD Rate for the CD Rate Interest Determination Date will be calculated by the Calculation Agent and will be the arithmetic mean of the secondary market offered rates as of 10:00 A.M., New York City time on the related Calculation Date, of three leading nonbank dealers in negotiable United States dollar certificates of deposit in The City of New York (which may include one or more of the agents or their affiliates). The secondary market offered rates will be selected by the Calculation Agent for negotiable certificates of deposit of major United States money center banks for negotiable certificates of deposit with a remaining maturity closest to the Index Maturity designated on the face hereof and be in an amount that is representative for a single transaction in that market at that time.

- If the dealers so selected by the Calculation Agent are not quoting as set forth above, the CD Rate for the CD Rate Interest Determination Date will be that CD Rate in effect on the CD Rate Interest Determination Date.

         "Index Maturity" means the period to maturity of the instrument or obligation with respect to which the related Interest Rate Basis or Bases will be calculated.

         "H.15(519)" means the designated weekly statistical release, or any successor publication, published by the Board of Governors of the Federal Reserve System.

         "H.15 Daily Update" means the daily update of H.15(519), available through the world-wide-web site of the Board of Governors of the Federal Reserve System at http://www.federalreserve.gov/releases/h15/update, or any successor site or publication.

Determination of CMT Rate

                  If the Interest Rate Basis with respect to this Security is the CMT Rate, such rate will be determined by the Calculation Agent in accordance with the following provisions:

                  The Interest Determination Date relating to a CMT Rate Note or any Floating Rate Note for which the interest rate is determined with reference to the CMT Rate will be referred to herein as the "CMT Rate Interest Determination Date."

                  "CMT Rate" means:

                  (1) if CMT Telerate Page 7051 is specified on the face hereof:

                           (a) the percentage equal to the yield for United
                  States Treasury securities at "constant maturity" having the Index Maturity specified on the face hereof as published in H.15(519) under the caption "Treasury Constant Maturities", as the yield is displayed on Moneyline Telerate (or any successor service) on page 7051 (or any other page as may replace the specified page on that service) ("Telerate Page 7051"), for the CMT Rate Interest Determination Date, or

                           (b) if the rate referred to in clause (a) does not so
                  appear on Telerate Page 7051, the percentage equal to the yield for United States Treasury securities at "constant maturity" having the Index Maturity specified on the face hereof and for the CMT Rate Interest Determination Date as published in H.15(519) under the caption "Treasury Constant Maturities", or

                           (c) if the rate referred to in clause (b) does not so
                  appear in H.15(519), the rate on the CMT Rate Interest Determination Date for the period of the Index Maturity specified on the face hereof as may then be published by either the Federal Reserve System Board of Governors or the United States Department of the Treasury that the Calculation Agent determines to be comparable to the rate which would otherwise have been published in H.15(519), or

                           (d) if the rate referred to in clause (c) is not so
                  published, the rate on the CMT Rate Interest Determination Date calculated by the Calculation Agent as a yield to maturity based on the arithmetic mean of the secondary market bid prices at approximately 3:30 P.M., New York City time, on that CMT Rate Interest Determination Date of three leading primary United States government securities dealers in The City of New York (which may include the agents or their affiliates) (each, a "Reference Dealer"), selected by the Calculation Agent from five Reference

                  Dealers selected by the Calculation Agent and eliminating the highest quotation, or, in the event of equality, one of the highest, and the lowest quotation or, in the event of equality, one of the lowest, for United States Treasury securities with an original maturity equal to the Index Maturity specified on the face hereof, a remaining term to maturity no more than 1 year shorter than that Index Maturity and in a principal amount that is representative for a single transaction in the securities in that market at that time, or

                           (e) if fewer than five but more than two of the
                  prices referred to in clause (d) are provided as requested, the rate on the CMT Rate Interest Determination Date calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of the quotations shall be eliminated, or

                           (f) if fewer than three prices referred to in clause
                  (d) are provided as requested, the rate on the CMT Rate Interest Determination Date calculated by the Calculation Agent as a yield to maturity based on the arithmetic mean of the secondary market bid prices as of approximately 3:30 P.M., New York City time, on that CMT Rate Interest Determination Date of three Reference Dealers selected by the Calculation Agent from five Reference Dealers selected by the Calculation Agent and eliminating the highest quotation or, in the event of equality, one of the highest and the lowest quotation or, in the event of equality, one of the lowest, for United States Treasury securities with an original maturity greater than the Index Maturity specified on the face hereof, a remaining term to maturity closest to that Index Maturity and in a principal amount that is representative for a single transaction in the securities in that market at that time, or

                           (g) if fewer than five but more than two prices
                  referred to in clause (f) are provided as requested, the rate on the CMT Rate Interest Determination Date calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of the quotations will be eliminated, or

                           (h) if fewer than three prices referred to in clause
                  (f) are provided as requested, the CMT Rate in effect on the CMT Rate Interest Determination Date.

                  (2) if CMT Telerate Page 7052 is specified on the face hereof:

                           (a) the percentage equal to the one-week or
                  one-month, as specified on the face hereof, average yield for United States Treasury securities at "constant maturity" having the Index Maturity specified on the face hereof as published in H.15(519) opposite the caption "Treasury Constant Maturities", as the yield is displayed on Moneyline Telerate (or any successor service) on page 7052 (or any other page as may replace the specified page on that service) ("Telerate Page 7052"), for the week or month, as applicable, ended immediately preceding the week or month, as applicable, in which the CMT Rate Interest Determination Date falls, or

                           (b) if the rate referred to in clause (a) does not so
                  appear on Telerate Page 7052, the percentage equal to the one-week or one-month, as specified on the face hereof, average yield for United States Treasury securities at "constant maturity" having the Index Maturity specified on the face hereof and for the week or month, as applicable, preceding the CMT Rate Interest Determination Date as published in H.15(519) opposite the caption "Treasury Constant Maturities," or

                           (c) if the rate referred to in clause (b) does not so
                  appear in H.15(519), the one-week or one-month, as specified on the face hereof, average yield for United States Treasury securities at "constant maturity" having the Index Maturity specified on the face hereof as otherwise announced by the Federal Reserve Bank of New York for the week or month, as applicable, ended immediately preceding the week or month, as applicable, in which the CMT Rate Interest Determination Date falls, or

                           (d) if the rate referred to in clause (c) is not so
                  published, the rate on the CMT Rate Interest Determination Date calculated by the Calculation Agent as a yield to maturity based on the arithmetic mean of the secondary market bid prices at approximately 3:30 P.M., New York City time, on that CMT Rate Interest Determination Date of three Reference Dealers selected by the Calculation Agent from five Reference Dealers selected by the Calculation Agent and eliminating the highest quotation, or, in the event of equality, one of the highest, and the lowest quotation or, in the event of equality, one of the lowest, for United States Treasury securities with an original maturity equal to the Index Maturity specified on the face hereof, a remaining term to maturity no more than 1 year shorter than that Index Maturity and in a principal amount that is representative for a single transaction in the securities in that market at that time, or

                           (e) if fewer than five but more than two of the
                  prices referred to in clause (d) are provided as requested, the rate on the CMT Rate Interest Determination Date calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of the quotations shall be eliminated, or

                           (f) if fewer than three prices referred to in clause
                  (d) are provided as requested, the rate on the CMT Rate Interest Determination Date calculated by the Calculation Agent as a yield to maturity based on the arithmetic mean of the secondary market bid prices as of approximately 3:30 P.M., New York City time, on that CMT Rate Interest Determination Date of three Reference Dealers selected by the Calculation Agent from five Reference Dealers selected by the Calculation Agent and eliminating the highest quotation or, in the event of equality, one of the highest and the lowest quotation or, in the event of equality, one of the lowest, for United States Treasury securities with an original maturity greater than the particular Index Maturity, a remaining term to maturity closest to that Index Maturity and in a principal amount that is representative for a single transaction in the securities in that market at the time, or

                           (g) if fewer than five but more than two prices
                  referred to in clause (f) are provided as requested, the rate on the CMT Rate Interest Determination Date calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest or the lowest of the quotations will be eliminated, or

                           (h) if fewer than three prices referred to in clause
                  (f) are provided as requested, the CMT Rate in effect on that CMT Rate Interest Determination Date.

         If two United States Treasury securities with an original maturity greater than the Index Maturity specified on the face hereof have remaining terms to maturity equally close to the that Index Maturity, the quotes for the United States Treasury security with the shorter original remaining term to maturity will be used.

Determination of Commercial Paper Rate

         If the Interest Rate Basis with respect to this Security is the Commercial Paper Rate, such rate shall be determined by the Calculation Agent in accordance with the following provisions:

         "Commercial Paper Rate" means the Money Market Yield (as defined below) on the date of the rate for commercial paper having the Index Maturity specified on the face hereof as published in H.15(519) under the caption "Commercial Paper -- Non-Financial."

         The Interest Determination Date relating to a Commercial Paper Rate Note or any Floating Rate Note for which the interest rate is determined with reference to the Commercial Paper Rate will be referred to herein as the "Commercial Paper Rate Interest Determination Date."

         The following procedures will be followed if the Commercial Paper Rate cannot be determined as described above:

- In the event the rate is not published by 3:00 P.M., New York City time, on the related Calculation Date, then the Commercial Paper Rate will be the Money Market Yield (as defined below) on the Commercial Paper Rate Interest Determination Date of the rate for commercial paper having the Index Maturity specified on the face hereof, as published in
         H.15 Daily Update, or the other recognized electronic source used for the purpose of displaying the rate under the caption "Commercial Paper -- Non-Financial." An Index Maturity of one month will be deemed equivalent to an Index Maturity of 30 days and an Index Maturity of three months will be deemed to be equivalent to an Index Maturity of 90 days.

- If by 3:00 P.M., New York City time, on the related Calculation Date, the rate is not yet published in H.15(519), H15 Daily Update or another other recognized electronic source, then the Commercial Paper Rate on the Interest Determination Date will be calculated by the Calculation Agent and will be the Money Market Yield of the arithmetic mean of the offered rates at approximately 11:00 A.M., New York City time, on the Commercial Paper Rate Interest Determination Date of three leading dealers United States dollar commercial paper in The City of New York (which may include one or more of the agents or their affiliates). The quotations will be selected by the Calculation Agent for commercial paper having the Index Maturity designated on the face hereof placed for an industrial issuer whose bond rating is "AA," or the equivalent, from a nationally recognized rating agency.

- If the dealers selected by the Calculation Agent are not quoting as provided above, the Commercial Paper Rate will be that Commercial Paper Rate in effect on the Commercial Paper Rate Interest Determination Date.

         "Money Market Yield" means a yield (expressed as a percentage rounded to the nearest one-hundredth of a percent, with five one-thousandths of a percent rounded upwards) calculated by the following formula:

                                      D x 360
         Money Market Yield  =  -------------------  x  100
                                   360 - (D x M)

         where "D" is the applicable per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal, and "M" refers to the actual number of days in the applicable Interest Reset Period.

Determination of Eleventh District Cost of Funds Rate

         If the Interest Rate Basis with respect to this Security is the Eleventh District Cost of Funds Rate, such rate shall be determined by the Calculation Agent in accordance with the following provisions:

         "Eleventh District Cost of Funds Rate" means the rate equal to the monthly weighted average cost of funds for the calendar month immediately preceding the month in which the Eleventh District Cost of Funds Rate Interest Determination Date (as defined below) falls, as set forth under the caption "11th District" on Moneyline Telerate (or any successor service) on page 7058 ("Telerate Page 7058") (or any other page as may replace the specified page on that service) as of 11:00 A.M., San Francisco time, on the Eleventh District Cost of Funds Rate Interest Determination Date.

         An Interest Determination Date relating to an Eleventh District Cost of Funds Rate Note or any Floating Rate Note for which the interest rate is determined with reference to the Eleventh District Cost of Funds Rate will be referred to herein as an "Eleventh District Cost of Funds Rate Interest Determination Date."

         The following procedures will be followed if the Eleventh District Cost of Funds Rate cannot be determined as described above:

- If the rate does not appear on Telerate Page 7058 on any related Eleventh District Cost of Funds Rate Interest Determination Date, the Eleventh District Cost of Funds Rate for the Eleventh District Cost of Funds Rate Interest Determination Date will be the monthly weighted average costs of funds paid by member institutions of the Eleventh Federal Home Loan Bank District that was most recently announced (the "Index") by the Federal Home Loan Bank of San Francisco as the cost of funds for the calendar month immediately preceding the date of the announcement.

- If the Federal Home Loan Bank of San Francisco fails to announce the rate for the calendar month immediately preceding the Eleventh District Cost of Funds Rate Interest Determination Date, then the Eleventh District Cost of Funds Rate determined as of the Eleventh District Cost of Funds Rate Interest Determination Date will be the Eleventh District Cost of Funds Rate in effect on the Eleventh District Cost of Funds Rate Interest Determination Date.

Determination of Federal Funds Rate

         If the Interest Rate Basis with respect to this Security is the Federal Funds Rate, such rate shall be determined by the Calculation Agent in accordance with the following provisions:

         "Federal Funds Rate" means the rate on the date for federal funds as published in H.15(519) under the heading "Federal Funds (Effective)", as the rate is displayed on Moneyline Telerate (or any successor service) on page 120 (or any other page as may replace the page on the service) ("Telerate 120").

         An Interest Determination Date relating to a Federal Funds Rate Note or any Floating Rate Note for which the interest rate is determined with reference to the Federal Funds Rate will be referred to herein as a "Federal Funds Rate Interest Determination Date."

         The following procedures will be followed if the Federal Funds Rate cannot be determined as described above:

- If the rate does not appear on Telerate Page 120 or is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on the Federal Funds Rate Interest Determination Date as published in H.15 Daily Update, or the other recognized electronic source used for the purpose of displaying the rate, under the caption "Federal Funds (Effective)" will be used.

- If by 3:00 P.M., New York City time, on the related Calculation Date the rate does not appear on Telerate Page 120 or is not yet published in H.15(519), H.15 Daily Update or other recognized electronic source, then the Federal Funds Rate on the Federal Funds Rate Interest Determination Date will be calculated by the Calculation Agent and will be the arithmetic mean of the rates for the last transaction in overnight United States dollar federal funds arranged by three leading brokers of United States dollar federal funds transactions in The City of New York (which may include one or more of the agents or their affiliates) selected by the Calculation Agent prior to 9:00 A.M., New York City time, on that Federal Funds Rate Interest Determination Date.

- If the brokers selected by the Calculation Agent are not quoting as provided above, the Federal Funds Rate determined as of the Federal Funds Rate Interest Determination Date will be the Federal Funds Rate in effect on that Federal Funds Rate Interest Determination Date.

Determination of LIBOR

         If the Interest Rate Basis with respect to this Security is LIBOR, such rate shall be determined by the Calculation Agent in accordance with the following provisions:

         An Interest Determination Date relating to a LIBOR Note or any Floating Rate Note for which the interest rate is determined with reference to LIBOR will be referred to herein as a "LIBOR Interest Determination Date."

                  (a) Upon a LIBOR Interest Determination Date, the LIBOR rate will be either:

- if "LIBOR Telerate" is specified on the face hereof or if neither "LIBOR Reuters" nor "LIBOR Telerate" is specified on the face hereof as the method for calculating LIBOR, the rate for deposits in the Designated LIBOR Currency (as defined below) having the Index Maturity specified on the face hereof, commencing on the Interest Reset Date, that appears on the Designated LIBOR Page (as defined below) as of 11:00 A.M., London time, on the LIBOR Interest Determination Date; or

- if "LIBOR Reuters" is specified on the face hereof, the arithmetic mean of the offered rates (unless the Designated LIBOR Page by its terms provides only for a single rate, in which case that single rate shall be used) for deposits in the Designated LIBOR Currency having the Index Maturity specified on the face hereof, commencing on the applicable Interest Reset Date, that appear (or, if only a single rate is required as aforesaid, appears) on the Designated LIBOR Page as of 11:00 A.M., London time, on the LIBOR Interest Determination Date. If fewer than two offered rates so appear, or if no rate so appears, as applicable, LIBOR on the LIBOR Interest Determination Date will be determined in accordance with the provisions described in paragraph (b) set forth below.

                  (b) With respect to a LIBOR Interest Determination Date on which fewer than two offered rates appear, or no rate appears, as the case may be, on the Designated LIBOR Page as specified in (a) above, LIBOR will be determined according to the procedures described below:

- The Calculation Agent will request the principal London offices of each of four major reference banks (which may include affiliates of the agents) in the London interbank market, as selected by the Calculation Agent, to provide the Calculation Agent with its offered quotation for deposits in the Designated LIBOR Currency for the period of the Index Maturity specified on the face hereof, commencing on the applicable Interest Reset Date, to prime banks in the London interbank market at approximately 11:00 A.M., London time, on the LIBOR Interest Determination Date and in a principal amount that is representative for a single transaction in the Designated LIBOR Currency in the market at the time.

- If at least two quotations are so provided, then LIBOR on the LIBOR Interest Determination Date will be the arithmetic mean of the quotations.

- If fewer than two quotations are so provided, then LIBOR on the LIBOR Interest Determination Date will be the arithmetic mean of the rates quoted at approximately 11:00 A.M. on the LIBOR Interest Determination Date by three major banks (which may include affiliates of the agents) in the principal financial center selected by the Calculation Agent for loans in the Designated LIBOR Currency to leading European banks, having the Index Maturity specified on the face hereof and in a principal amount that is representative for a single transaction in the Designated LIBOR Currency in the market at the time.

- If the banks so selected by the Calculation Agent are not quoting as provided above, LIBOR determined as of the LIBOR Interest Determination Date will be LIBOR in effect on that LIBOR Interest Determination Date.

         "Designated LIBOR Currency" means the currency specified on the face hereof as to which LIBOR shall be calculated or, if no currency is specified on the face hereof, United States dollars.

         "Designated LIBOR Page" means (a) if "LIBOR Reuters" is specified on the face hereof, the display on the Reuter Monitor Money Rates Service (or any successor service) on the page specified on the face hereof (or any other page as may replace the page on the service) for the purpose of displaying the London interbank rates of major banks for the Designated LIBOR Currency, or (b) if "LIBOR Telerate" is specified on the face hereof or neither "LIBOR Reuters" nor "LIBOR Telerate" is specified on the face hereof as the method for calculating LIBOR, the display on Moneyline Telerate (or any successor service) on the page specified on the face hereof (or any other page as may replace the page on the service) for the purpose of displaying the London interbank rates of major banks for the Designated LIBOR Currency.

Determination of Prime Rate

         If the Interest Rate Basis with respect to this Security is the Prime Rate, such rate shall be determined by the Calculation Agent in accordance with the following provisions:

         "Prime Rate" means the rate on the date as published in H.15(519) under the heading "Bank Prime Loan."

         An Interest Determination Date relating to a Prime Rate Note or any Floating Rate Note for which the interest rate is determined with reference to the Prime Rate will be referred to herein as a "Prime Rate Interest Determination Date."

         The following procedures will be followed if the Prime Rate cannot be determined as described above:

- If the rate is not published in H.15(519) prior to 3:00 P.M., New York City time, on the related Calculation Date, the rate on the Prime Rate Interest Determination Date as published in H.15 Daily Update, or other recognized electronic source used for the purpose of displaying the rate, under the caption "Bank Prime Loan" will be used.

- If the rate is not published prior to 3:00 P.M., New York City time, on the related Calculation Date, in H.15(519), or H.15 Daily Update or another recognized electronic source, then the Prime Rate will be the arithmetic mean of the rates of interest publicly announced by each bank that appears on the Reuters Screen US PRIME 1 (as defined below) as the bank's prime rate or base lending rate as in effect for that Prime Rate Interest Determination Date, as determined by the Calculation Agent.

- If fewer than four rates appear on the Reuters Screen US PRIME 1 for the Prime Rate Interest Determination Date, the Prime Rate will be calculated by the Calculation Agent and will be the arithmetic mean of the prime rates or base lending rates quoted on the basis of the actual number of days in the year divided by a 360-day year as of the close of business on the Prime Rate Interest Determination Date by three major banks in The City of New York (which may include affiliates of the agents) selected by the Calculation Agent.

- If the banks or trust companies selected are not quoting as provided above, the Prime Rate determined for the Prime Rate Interest Determination Date will be that Prime Rate in effect on the Prime Rate Interest Determination Date.

         "Reuters Screen US PRIME 1" means the display designated as page "US PRIME 1" on the Reuters Monitor Money Rates Service (or the other page as may replace the US PRIME 1 page on that service for the purpose of displaying prime rates or base lending rates of major United States banks).

Determination of Treasury Rate

         If the Interest Rate Basis with respect to this Security is the Treasury Rate, such rate shall be determined by the Calculation Agent in accordance with the following provisions:

         An Interest Determination Date relating to a Treasury Rate Note or any Floating Rate Note for which the interest rate is determined by reference in the Treasury Rate shall be referred to herein as a "Treasury Rate Interest Determination Date."

         "Treasury Rate" means:

         (1) the rate from the auction held on the Treasury Rate Interest Determination Date (the "Auction") of direct obligations of the United States ("Treasury Bills") having the Index Maturity specified on the face hereof under the caption "INVESTMENT RATE" on the display on Moneyline Telerate (or any successor service) on page 56 (or any other page as may replace that page on that service) ("Telerate Page 56") or page 57 (or any other page as may replace that page on that service) ("Telerate Page 57"), or

         (2) if the rate referred to in clause (1) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the Bond Equivalent Yield (as defined below) of the rate for the applicable Treasury Bills as published in H.15 Daily Update, or another recognized electronic source used for the purpose of displaying the applicable rate, under the caption "U.S. Government Securities/Treasury Bills/Auction High", or

         (3) if the rate referred to in clause (2) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the Bond Equivalent Yield of the auction rate of the applicable Treasury Bills as announced by the United States Department of the Treasury, or

         (4) if the rate referred to in clause (3) is not so announced by the United States Department of the Treasury, or if the Auction is not held, the Bond Equivalent Yield of the rate on the Treasury Rate Interest Determination Date of the applicable Treasury Bills as published in H.15(519) under the caption "U.S. Government Securities/Treasury Bills/Secondary Market", or

         (5) if the rate referred to in clause (4) not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on the Treasury Rate Interest Determination Date of the applicable Treasury Bills as published in H.15 Daily Update, or another recognized electronic source used for the purpose of displaying the applicable rate, under the caption "U.S. Government Securities/Treasury Bills/Secondary Market", or

         (6) if the rate referred to in clause (5) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on the Treasury Rate Interest Determination Date calculated by the Calculation Agent as the Bond Equivalent Yield of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 P.M., New York City time, on that Treasury Rate Interest Determination Date, of three primary United States government securities dealers (which may include the agents or their affiliates) selected by the Calculation Agent, for the issue of Treasury Bills with a remaining maturity closest to the Index Maturity specified on the face hereof, or

         (7) if the dealers so selected by the Calculation Agent are not quoting as mentioned in clause (6), the Treasury Rate in effect on the Treasury Rate Interest Determination Date.

         "Bond Equivalent Yield" means a yield (expressed as a percentage) calculated in accordance with the following formula:

                                          D x N
         Bond Equivalent Yield  =  ------------------  x  100
                                      360 - (D x M)
where "D" refers to the applicable per annum rate for Treasury Bills quoted on a bank discount basis and expressed as a decimal, "N" refers to 365 or 366, as the case may be, and "M" refers to the actual number of days in the applicable Interest Reset Period.

         Notwithstanding the foregoing, the interest rate hereon shall not be greater than the Maximum Interest Rate, if any, or less than the Minimum Interest Rate, if any, shown on the face hereof. The Calculation Agent shall calculate the interest rate on this Security in accordance with the foregoing on each Interest Determination Date.

         The interest rate on this Security will in no event be higher than the maximum rate permitted by New York or California law as the same may be modified by the United States law of general applicability.

         The Calculation Agent will, upon the request of the Holder of this Security, provide to such Holder the interest rate hereon then in effect and, if different, the interest rate which will become effective as of the next applicable Interest Reset Date.

         If any Interest Payment Date specified on the face hereof would otherwise be a day that is not a Business Day, the Interest Payment Date shall be postponed to the next day that is a Business Day, except that if (1) the rate of interest on this Security shall be determined in accordance with the provisions of the heading "Determination of LIBOR" above, and (2) such Business Day is in the next succeeding calendar month, such Interest Payment Date shall be the immediately preceding Business Day. "Business Day" means any day that is not a Saturday or Sunday and that, in The City of New York (and, if the rate of interest on this Security shall be determined in accordance with the provisions of the heading "Determination of LIBOR" above, the City of London), is not a day on which banking institutions are generally authorized or obligated by law to close.

         Interest payments for this Security will include interest accrued from and including the date of issue or from and including the last date in respect of which interest has been paid, as the case may be, to, but excluding, the Interest Payment Date or Stated Maturity, as the case may be. Accrued interest hereon from the Original Issue Date or from the last date to which interest hereon has been paid, as the case may be, shall be an amount calculated by multiplying the face amount hereof by an accrued interest factor. Such accrued interest factor shall be computed by adding the interest factor calculated for each day from the Original Issue Date or from the last date to which interest shall have been paid, as the case may be, to the date for which accrued interest is being calculated. The interest factor for each such day shall be computed by dividing the interest rate (expressed as a decimal) applicable to such day by 360, in case the Interest Rate Basis of this Security is the CD Rate, Commercial Paper Rate, Eleventh District Cost of Funds Rate, Federal Funds Rate, Prime Rate or LIBOR, or by the actual number of days in the year in the case the Interest Rate Basis of this Security is the CMT Rate or the Treasury Rate.

         Unless otherwise indicated on the face of this Security, this Security may not be redeemed prior to Stated Maturity. If so indicated on the face of this Security, this Security may be redeemed, at the option of the Company, on any date on or after the date set forth on the face hereof, either in whole or from time to time in part at a redemption price equal to 100% of the principal amount redeemed, together with interest accrued and unpaid thereon to the date of redemption. Notice of redemption shall be mailed to the Holders of the Securities designated for redemption at their addresses as the same shall appear in the Security Register not less than 30 and not more than 60 days prior to the date of redemption, subject to all the conditions and provisions of the Indenture. In the event of any redemption, the Company will not be required to
(1) issue, register the transfer of, or exchange any Security during a period beginning at the opening of business 15 days before any selection of Securities to be redeemed and ending at the close of business on the date of mailing of the relevant notice of redemption or (2) register the transfer or exchange of any Security, or any portion thereof, called for redemption, except the unredeemed portion of any Security being redeemed in part. Only a new Security or Securities for the amount of the unredeemed portion hereof shall be issued in the name of the Holder upon the cancellation hereof.

         If so provided on the face of this Security, this Security will be subject to repayment (in whole or in part) upon the death of the owner of the beneficial interest in this Security at the option of the owner's representative (as defined below) (the "Survivor's Option"). Pursuant to exercise of the Survivor's Option, if applicable, this Security (or portion thereof) will either be repaid or repurchased at the option of the Company if a proper request for repayment is made by or on behalf of the person (the "representative") that has authority to act on behalf of the deceased owner of the beneficial interest in this Security (or a portion thereof) under the laws of the appropriate jurisdiction (including, without limitation, the personal representative, executor, surviving joint tenant or surviving tenant by the entirety of such deceased beneficial owner) at a price equal to 100% of the principal amount of the owner's beneficial interest in this Security plus accrued interest to the date of such repayment (or, if this Security is a zero coupon Security, at a price equal to the amortized face amount on the date of such repayment), subject to the following limitations. The Survivor's Option may not be exercised until 12 months following the Original Issue Date of this Security. If specified on the face hereof, the aggregate principal amount as to which exercises of the Survivor's Option will be accepted related to the Securities in any calendar year (the "annual put limitation") may be limited to one percent (1%) of the outstanding aggregate principal amount of the Securities as of the end of the most recent calendar year, but not less than $1,000,000 in any such calendar year, or such greater amount as specified on the face hereof. If specified on the face hereof, the aggregate principal amount as to which exercises of the Survivor's Option will be accepted related to this Security with respect to any individual deceased owner's beneficial interest in this Security (the "individual put limitation") may be limited to $200,000, or such greater amount as specified on the face hereof for any calendar year.

         Principal repayments or purchases pursuant to exercise of the Survivor's Option will not be made in amounts that are less than $1,000, and, in the event that the limitations described in the preceding paragraph would result in the partial repayment or repurchase of the deceased owner's beneficial interest in this Security, the principal amount of the deceased owner's beneficial interest in this Security remaining outstanding after repayment must be at least $1,000. Other than as described herein, once the representative makes a written request for payment pursuant to the Survivor's Option, such request may not be withdrawn.

         Pursuant to the valid exercise of the Survivor's Option as described below, requests for repayment will be accepted promptly in the order all such requests related to the Securities are made, except for any request the acceptance of which would contravene (i) the annual put limitation, if specified on the face hereof, or (ii) the individual put limitation, if specified on the face hereof. If, as of the end of any calendar year, the aggregate principal amount of requests made and accepted related to the Securities pursuant to the Survivor's Option during such year have not exceeded the annual put limitation, if specified on the face hereof, for such year, any requests to exercise the Survivor's Option with respect to the Securities (or portions thereof) not accepted during such calendar year because such acceptance would have contravened the individual put limitation, if specified on the face hereof, with respect to an individual deceased owner's beneficial interest in this Security will be accepted in the order of all requests to exercise the Survivor's Option, to the extent that any such exercise would not trigger the annual put limitation for such calendar year. If a request for repayment pursuant to the Survivor's Option is accepted for repayment, subject to the limitations described herein, the Company will repay this Security (or portion thereof) accepted for repayment no later than the first Interest Payment Date that occurs 20 or more calendar days after the date of such acceptance. Each exercise of the Survivor's Option that is not accepted in any calendar year due to the application of the annual put limitation will be deemed to be tendered in the following calendar year in the order in which all requests to exercise the Survivor's Option were originally tendered, unless any exercise is withdrawn by the representative for the deceased owner prior to its repayment. In the event any request for repayment of this Security (or any portion thereof) pursuant to the valid exercise of the Survivor's Option is not accepted, the Trustee will deliver a notice by first-class mail to the registered Holder thereof at its last known address as indicated in the Security Register that states the reason this Security (or portion thereof) has not been accepted for repayment.

         Subject to the foregoing, in order to validly exercise the Survivor's Option with respect to this Security (or a portion thereof), the representative must provide to the broker or other entity through which the beneficial interest in this Security is held by the deceased owner:

         (1) a written request for repayment signed by the representative, and such signature must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States,

         (2) appropriate evidence satisfactory to the Trustee that (a) the representative has authority to act on behalf of the deceased beneficial owner,
(b) the death of such beneficial owner has occurred and (c) the deceased was the owner of a beneficial interest in this Security at the time of death, and

         (3) instructions to such broker or other entity to notify the depositary of such representative's desire to obtain repayment pursuant to exercise of the Survivor's Option.

         Such broker or other entity must provide to the Trustee:

         (1) the documents received from the representative referred to in clauses (1) - (2) of the preceding paragraph, and

         (2) a certificate satisfactory to the Trustee from such broker or other entity stating that it represents the deceased beneficial owner.

         Such broker or other entity will be responsible for disbursing any payments it receives pursuant to exercise of the Survivor's Option to the appropriate representative.

         Subject to the Company's right to limit the aggregate principal amount as to which exercises of the Survivor's Option shall be accepted in any one calendar year with respect to the Securities, all questions as to the eligibility or validity of any exercise of the Survivor's Option will be determined by the Trustee, in its sole discretion, which determination will be final and binding on all parties. The Trustee will disburse payments it receives pursuant to valid exercise(s) of the Survivor's Option on the applicable Interest Payment Date following the date after which the Trustee shall have received the documents described in clauses (1) and (2) of the preceding paragraph.

         The death of a person owning a beneficial interest in this Security in joint tenancy or tenancy by the entirety with another or others will be deemed the death of the beneficial owner of this Security (or a portion thereof), and the entire principal amount of the beneficial interest in this Security so held will be subject to repayment, together with interest accrued thereon to the repayment date. The death of a person owning a beneficial interest in this Security by tenancy in common will be deemed the death of the owner of such beneficial interest in this Security only with respect to the deceased owner's beneficial interest in this Security so held by tenancy in common; except that in the event such beneficial interest in this Security is held by husband and wife as tenants in common, the death of either will be deemed the death of the owner of this Security (or a portion thereof), and the entire principal amount of such beneficial interest in this Security so held will be subject to repayment. The death of a person who, during his or her lifetime, was entitled to substantially all of the beneficial interests of ownership of this Security (or a portion thereof), will be deemed the death of the owner of the beneficial interest in this Security (or a portion thereof) for purposes of this provision, regardless of the registered Holder, if such beneficial interest can be established to the satisfaction of the Trustee.

         If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of the series may be declared due and payable in the manner and with the effect provided in the Indenture.

         Unless otherwise specified on the face hereof, if (1) this Security is issued with original issue discount (as defined in the Internal Revenue Code of 1986, as amended)(the "Code"), and (2) the principal hereof is declared to be due and payable immediately, the amount of principal due and payable with respect hereto shall be limited to the Principal Amount hereof multiplied by the sum of the Issue Price hereof (expressed as a percentage of the Principal Amount hereof); plus the aggregate portions of the original issue discount (consisting of the excess of the amounts considered as part of the "stated redemption price at maturity" of the Security within the meaning of Section 1273(a)(2) of the Code, whether denominated as principal or interest, over the Issue Price), which have accrued pursuant to Section 1272 of the Code (without regard to Section 1272(a)(7) of the Code) from the date of issuance of the Security to the date of determination; and minus any amount paid from the date of issuance up to the date of determination which is considered part of the "stated redemption price at maturity" of the Security.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Securities at the time outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of not less than a majority in principal amount of the outstanding Securities of any series to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

         No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Security at the times, places and rate, and in the coin or currency, herein prescribed. However, the Indenture limits Holder's rights to enforce the Indenture and this Security.

         This Security is exchangeable only if (1) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for this Global Security or if at any time the Depositary ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, and a successor Depositary is not appointed within the time specified in the Indenture, or (2) the Company in its sole discretion determines that all Global Securities of the same series as this Security shall be exchangeable for definitive Securities of differing denominations aggregating a like amount in registered form. If this Security is exchangeable pursuant to the preceding sentence, it shall be exchangeable for definitive Securities of differing denominations aggregating a like amount in registered form in denominations of $1,000 and integral multiples of $1,000 in excess thereof, bearing interest at the same rate or pursuant to the same formula, having the same date of issuance, redemption provisions, if any, Stated Maturity and other terms.

         The Depositary will not sell, assign, transfer or otherwise convey any beneficial interest in this Security unless such beneficial interest is in an amount equal to $1,000 or an integral multiple of $1,000 in excess thereof. The Depositary, by accepting this Security, agrees to be bound by such provision.

         No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue and none of the Company, the Trustee or any such agent shall be affected by notice to the contrary.

         All percentages resulting from any calculation on this Security will be rounded to the nearest one hundred-thousandth, with five one-millionths rounded upwards (e.g., 9.876545% (or .09876545) would be rounded to 9.87655% (or
..0987655)), and all dollar amounts used in or resulting from such calculation on this Security will be rounded to the nearest cent (with one-half cent being rounded upwards).

         THE INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal as of the Dated Date set forth on the face hereof.

                                   INTERNATIONAL LEASE FINANCE CORPORATION

[Seal]

                                    By:
                                            __________________________________
                                            Chairman of the Board

                                            __________________________________
                                            President

Attest:


__________________________________
         Secretary

         Unless the certificate of authentication hereon has been executed by The Bank of New York, the Trustee under the Indenture, or its successor thereunder, by the manual signature of one of its authorized signatories or authorized Authenticating Agents, this Note shall not be entitled to any benefits under the Indenture, or be valid or obligatory for any purpose.

                          CERTIFICATE OF AUTHENTICATION

         This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

Date of Registration:

                                                     THE BANK OF NEW YORK,
                                                     as Trustee

                                                     By    _____________________
                                                           Authorized Signatory

[FORM OF ASSIGNMENT]

                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations.

         TEN COM -- as tenants in common
         TEN ENT -- as tenants by the entireties
         JT TEN  -- as joint tenants with right of survivorship and not as tenants in common


UNIF GIFT MIN ACT -- __________________ Custodian ___________________
                                    (Cust)                    (Minor)

under Uniform Gifts to Minors Act _____________________________
                                     (State)

         Additional abbreviations may also be used though not in the above list.


         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please insert Social Security or Other
Identifying Number of Assignee        _________________________________


PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

_____________________________________________________

_____________________________________________________

the within Note and all rights thereunder, hereby irrevocably constituting and appointing


_____________________________________________________ Attorney to transfer said
Note on the books of the Company, with full power of substitution in the premises.

Dated: ________________________________

                                            ___________________________________

                                            ___________________________________
                                            Notice:  The signature to this
                                                     assignment must correspond
                                                     with the name as written on
                                                     the face of the within
                                                     instrument in every
                                                     particular, without
                                                     alteration or enlargement,
                                                     or any change whatever.